                                                                    Exhibit 99.4

                 UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

The following pro forma consolidated financial data has been prepared by the management of Advance Auto Parts, Inc. ("Advance Auto Parts") by applying pro forma adjustments to the historical consolidated financial statements of Advance Holding Corporation ("Advance Holding") and Discount Auto Parts, Inc. ("Discount") and the related notes thereto. The pro forma adjustments, which are based upon available information and upon certain assumptions that Advance Auto Parts' management believes are reasonable, are described in the accompanying notes. The unaudited pro forma balance sheet as of October 6, 2001 was prepared as if the merger with Discount and related financing had occurred on such date. The unaudited pro forma consolidated statements of operations combine the Advance Holding consolidated statements of operations for the fiscal year ended December 30, 2000 (comprising fifty-two weeks), for the twelve months ended October 6, 2001 (comprising fifty-two weeks) and for the nine month period ended October 6, 2001 (comprising forty weeks) with the Discount unaudited consolidated income statements for the twelve-month period ended November 28, 2000 (comprising fifty-two weeks), for the twelve-month period ended August 28, 2001 (comprising fifty-two weeks) and for the nine month period ended August 28, 2001 (comprising thirty-nine weeks), respectively, to reflect the merger and the related financing as if such transactions had been consummated and were effective as of January 2, 2000. Advance Auto Parts' fiscal year ends on the Saturday closest to December 31 of each year, while Discount's fiscal year ends on the Tuesday closest to May 31 of each year. Accordingly, for purposes of the pro forma consolidated statements of operations, comparable annual and nine month period results for the respective companies have been combined in order to provide comparable results for the periods presented.

The merger has been accounted for under the purchase method of accounting. The unaudited pro forma consolidated balance sheet as of October 6, 2001 reflects a pro forma allocation of purchase price for the merger to the tangible and intangible assets and liabilities acquired. The final allocation of such purchase price, and the resulting depreciation and amortization expense, will differ from the estimates contained herein due to the final allocation being based on (a) the actual amounts of assets and liabilities on the closing date,(b) final purchase price adjustments, including reserves that may be recognized for possible exit costs, and (c) the final determination of values of property and equipment and intangible and other assets. The actual allocation of the purchase price, and the resulting effect on income from operations may differ significantly from the pro forma amounts included herein.

The financial effects to Advance Auto Parts of the merger as presented in the pro forma consolidated financial data are not necessarily indicative of Advance Auto Parts' consolidated financial position or results of operations which would have been obtained had the merger actually occurred on the dates described above, nor are they necessarily indicative of the results of future operations. The pro forma consolidated financial data should be read in conjunction with the notes hereto, which are an integral part hereof, the consolidated historical financial statements of Advance Holding and Discount and the notes thereto.

           UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                  (amounts in thousands, except per share data)

                                                       Twelve Months Ended October 6, 2001
                                        ---------------------------------------------------------------------
                                        Advance Holding        Discount                               Total
                                           Historical         Historical        Adjustments         Pro Forma
                                        ---------------      -----------       -----------        -----------
Net Sales                                   $ 2,436,282      $   668,024        $        0        $ 3,104,306
Cost of Sales                                 1,455,455          405,238                 0          1,860,693
                                            -----------      -----------       -----------        -----------
Gross Profit                                    980,827          262,786                 0          1,243,613
Selling, general and
   administrative expenses                      864,078          220,276            (4,420)(2)      1,079,934
                                            -----------      -----------       -----------        -----------
Income from operations                          116,749           42,510             4,420            163,679
Total interest expense                          (60,051)         (19,369)          (16,557)(1)        (95,977)
Other expenses, net                                 832            6,972                 0              7,804
                                            -----------      -----------       -----------        -----------
Income before provision for taxes                57,530           30,113           (12,137)            75,506
Provision for income taxes                      (22,927)         (10,823)            4,855(3)         (28,895)
                                            -----------      -----------       -----------        -----------
Net income from continuing
   operations                               $    34,603      $    19,290           ($7,282)       $    46,611
                                            ===========      ===========       ===========        ===========

Earnings per share from
   continuing operations
     Basic                                  $      1.22      $      1.15                          $      1.43
     Diluted                                       1.20             1.15                                 1.41
                                            ===========      ===========                          ===========
Weighted average common
   shares oustanding
     Basic                                       28,294           16,704                               32,594
     Diluted                                     28,773           16,746                               33,073
                                            ===========      ===========                          ===========

     See Notes to Unaudited Pro Forma Consolidated Statements of Operations

           UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                  (amounts in thousands, except per share data)

                                                    Fiscal Year Ended December 30, 2000
                                        ---------------------------------------------------------
                                          Advance
                                          Holding       Discount                         Total
                                        Historical     Historical    Adjustments       Pro Forma
                                        ----------     ----------    -----------      -----------
Net Sales                               $2,288,022      $ 640,014    $         0       $2,928,036
Cost of Sales                            1,392,127        388,225              0        1,780,352
                                        ----------     ----------    -----------      -----------
Gross Profit                               895,895        251,789              0        1,147,684
Selling, general and
   administrative expenses                 803,106        202,401         (4,499) (2)   1,001,008
                                        ----------     ----------    -----------      -----------
Income from operations                      92,789         49,388          4,499          146,676
Total interest expense                     (66,640)       (21,812)        (6,517) (1)     (94,969)
Other expenses, net                          1,012          2,079              0            3,091
                                        ----------     ----------    -----------      -----------
Income before provision for taxes           27,161         29,655         (2,018)          54,798
Provision for income taxes                 (10,535)       (10,882)           808  (3)     (20,609)
                                        ----------     ----------    -----------      -----------
Net income from continuing
   operations                           $   16,626      $  18,773        ($1,210)      $   34,189
                                        ==========     ==========    ===========      ===========

Earnings per share from
   continuing operations
     Basic                              $     0.59      $    1.12                      $     1.05
     Diluted                                  0.58           1.12                            1.04
                                        ==========     ==========                     ===========
Weighted average common
   shares outstanding
     Basic                                  28,290         16,698                          32,596
     Diluted                                28,611         16,698                          32,911
                                        ==========     ==========                     ===========

     See Notes to Unaudited Pro Forma Consolidated Statements of Operations

           UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                  (amounts in thousands, except per share data)

                                                     Nine Months Ended October 6, 2001
                                        ---------------------------------------------------------
                                          Advance
                                          Holding       Discount                         Total
                                        Historical     Historical    Adjustments       Pro Forma
                                        ----------     ----------    -----------      -----------
Net Sales                               $1,935,630       $507,074     $        0       $2,442,704
Cost of Sales                            1,151,287        307,652              0        1,458,939
                                        ----------     ----------    -----------      -----------
Gross Profit                               784,343        199,422              0          983,765
Selling, general and
   administrative expenses                 678,839        166,399         (3,368)(2)      841,870
                                        ----------     ----------    -----------      -----------
Income from operations                     105,504         33,023          3,368          141,895
Total interest expense                     (45,195)       (13,411)       (15,650)(1)      (74,256)
Other expense, net                             879          6,937              0            7,816
                                        ----------     ----------    -----------      -----------
Income before provision for taxes           61,188         26,549        (12,282)          75,455
Provision for income taxes                 (24,279)        (9,540)         4,913 (3)      (28,906)
                                        ----------     ----------    -----------      -----------
Net income from continuing
   operations                           $   36,909       $ 17,009        ($7,369)      $   46,549
                                        ==========     ==========    ===========      ===========

Earnings per share from
   continuing operations
     Basic                              $     1.30       $   1.02                      $     1.43
     Diluted                                  1.28           1.01                            1.41
                                        ==========     ==========                     ===========
Weighted average common
   shares outstanding
     Basic                                  28,295         16,705                          32,595
     Diluted                                28,827         16,761                          33,127
                                        ==========     ==========                     ===========

       See Notes to Unaudited Pro Forma Consolidated Statements Operations

       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                             (amounts in thousands)

                                                    Twelve Months   Fiscal Year    Nine Months
                                                        Ended          Ended          Ended
                                                      October 6,    December 30,    October 6,
                                                        2001            2000          2001
                                                    -------------   ------------   -----------
(1) Reflects the following:
     Reduction in depreciation as a result
      of pro forma purchase price allocation
      based on an average useful lives of
      14 years (a)................................    $ (3,963)       $ (3,963)     $ (3,048)
     Less: Amortization of debt issuance
      costs and goodwill included in
      selling, general and administrative
      expenses in historical statement of
      operations of Discount .....................        (618)           (536)         (481)
     Elimination of amortization of deferred
      gain on sale leaseback .....................         161              --           161
                                                      --------        --------      --------
     Net decrease in selling, general and
      administrative expenses ....................    $ (4,420)       $ (4,499)     $ (3,368)
                                                      ========        ========      ========

(2) Gives effect to the increase in
     estimated interest expense from the use
     of borrowings to finance the merger (b):

      Commitment fees on unused borrowings
       related to the revolving credit
       facility ..................................    $   (710)       $   (710)     $   (382)
      Interest related to the tranche A term
       loan facility .............................     (11,700)        (11,700)       (9,000)
      Interest related to the tranche B term
       loan facility .............................     (21,350)        (21,350)      (16,423)
      Interest related to the new senior
       subordinated notes ........................     (20,500)        (20,500)      (15,769)
      Amortization of original issuance
       discount related to the new senior
       subordinated notes amortized over 6
       years .....................................      (1,540)         (1,540)       (1,185)
      Amortization of debt issuance costs
       related to the new credit facility
       and the new senior subordinated notes
       amortized over 6 years ....................      (3,725)         (3,725)       (2,865)
    Less: Interest expense and
     amortization of debt issuance
     costs in historical statement of
     operations related to debt
     extinguished in connection with
     the merger ..................................      42,968          53,008        29,974
                                                      --------        --------      --------
     Net increase in interest expense ............    $(16,557)       $ (6,517)     $(15,650)
                                                      ========        ========      ========

       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                             (amounts in thousands)

--------

(a) Advance Auto Parts has not yet completed valuations of the fair values of Discount's tangible and intangible assets. Advance Auto Parts believes that Discount has intangible assets related to trade names, trade dress, customer contracts and related customer relationships that may ultimately be assigned fair market value in the final purchase price allocation, however, the amounts to be assigned to these intangible assets cannot be estimated currently. Accordingly, the net decrease to book value of property and equipment and intangible assets that results from the purchase price allocation has been allocated in its entirety to property and equipment for purposes of this pro forma presentation and depreciated based on an assumed average useful life of 14 years. The allocation of the net decrease to book value of property and equipment and intangible assets may differ significantly from the pro forma allocation and, as a result, the final related reduction in depreciation expense and increase to amortization expense for intangible assets may differ significantly from the pro forma presentation.

(b) Reflects pro forma interest expenses calculated assuming (i) a LIBOR rate of 3.0% plus a spread of 3.5% and 4.0% for the Tranche A Term Loan and Tranche B Term Loan portions of the new credit facility of Advance Stores Company, Incorporated ("ASCI"), respectively, (ii) a yield to maturity of 11.875% on the senior subordinated notes, which includes a cash interest component based on a coupon rate of 10 1/4%, and (iii) commitment fees on unused borrowings on the new credit facility using a rate of 0.5% per annum. The interest rates on the new credit facility are variable. A change in the rates of 1/8 of 1% on these borrowings would change the pro forma interest expense for the fiscal year ended December 30, 2000 and the Twelve Months Ended October 6, 2001 by $606 and for the Nine Months Ended October 6, 2001 by $466.

(3) Estimated tax effects of the pro forma adjustments at a statutory rate of approximately 40%.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                             (amounts in thousands)

                                                         Advance Holding     Discount
                                                            Historical      Historical
                                                            October 6,      August 28,         Total               Total
                                                               2001            2001         Adjustments          Pro Forma
                                                          --------------  --------------  --------------      --------------
Assets:
Current Assets:
     Cash and cash equivalents                             $     11,918    $      6,372    $     (4,768) (1)   $     13,922
     Receivables, net                                            89,632             -               -                89,632
     Inventories                                                805,392         243,053         (20,049) (2)      1,028,396
     Other current assets                                        18,462          18,734          17,903 (10)         55,099
                                                          --------------  --------------  --------------      --------------
          Total Current Assets                                  925,404         268,159           3,047           1,196,610


Property and equipment, net                                     406,531         384,463         (22,168) (3)        768,826
Assets held for sales                                            22,388             -               -                22,388
Other assets, net                                                21,069           4,431          11,187  (4)         36,687
                                                          --------------  --------------  --------------      --------------
          Total Assets                                     $  1,375,392    $    657,053    $    (17,495)       $  2,014,950
                                                          ==============  ==============  ==============      ==============


Liabilities and Stockholders' Equity
Current Liabilities:
     Bank overdrafts                                       $     10,546    $        -      $        -          $     10,546
     Current portion of long- term debt                             -             1,200          (1,200) (5)             -
     Accounts payable                                           403,668          75,609             -               479,277
     Accrued expenses                                           142,310          23,092           9,900  (6)        175,302
     Other current liabilities                                   50,802           2,013          (1,342) (9)         51,473
                                                          --------------  --------------  --------------      --------------
          Total Current Liabilities                             607,326         101,914           7,358             716,598

Long term debt                                                  532,382         209,608         200,693  (5)        942,683
Other long-term liabilities                                      39,311          19,207           6,937  (7)         65,455

Stockholders' equity                                            196,373         326,324        (232,483) (8)        290,214
                                                          --------------  --------------  --------------      --------------
          Total Liabilities and Stockholders' Equity       $  1,375,392    $    657,053    $    (17,495)       $  2,014,950
                                                          ==============  ==============  ==============      ==============

        See Notes to the Unaudited Pro Forma Consolidated Balance Sheet

             NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                  (amounts in thousand, except per share data)

The Unaudited Pro Forma Consolidated Balance Sheet reflects the merger as if it occurred as of October 6, 2001 (actual amounts may differ significantly from the pro forma amounts estimated below).

(1) Reflects increases and decreases in cash resulting from the pro forma adjustments:

Cash increases:
Proceeds from the issuance of the following: (See note (5) below)
Revolving credit facility .........................................   $       -
Tranche A term loan facility ......................................     180,000
Tranche B term loan facility ......................................     305,000
New senior subordinated notes .....................................     185,600
                                                                      ---------
     Total cash inflows ...........................................     670,600
                                                                      ---------

Cash decreases:
Cash portion of purchase price for acquisition (a) ................    (128,479)
Repayment of Discount's existing long-term debt (b) ...............    (217,108)
Repayment of ASCI senior debt under existing deferred term
   loan, delayed draw, revolving credit and Tranche B facilities
   (See note (5) below) ...........................................    (260,299)
Purchase of Discount's Gallman distribution facility from the
   lessor .........................................................     (34,082)
Estimated debt issuance costs (See note (4) below) ................     (22,350)
Estimated stock issuance costs (See note (8) below) ...............      (6,325)
Estimated acquisition related costs (See note (2) below) ..........      (6,325)
                                                                      ---------
     Total cash outflows ..........................................    (674,968)
                                                                      ---------

Net impact on cash ................................................   $  (4,368)
                                                                      =========

--------------
(a) Amount includes $125,436 to purchase approximately 16,724,756 shares of Discount's common stock at $7.50 per share and $3,043 to purchase outstanding in the money options to acquire Discount common stock.

(b) Amount includes $210,808 to retire long-term debt outstanding and $6,300 in debt prepayment penalties.

(2) The merger will be accounted for as a purchase in accordance with Statement of Financial Accounting Standards No. 141, Business Combinations. The purchase price is being allocated first to the tangible assets and liabilities of Discount based upon preliminary estimates of their fair market values, assuming the merger had occurred on October 6, 2001, with the excess of the estimated fair market value of the net assets acquired over the purchase price allocated on a pro rata basis to reduce property and equipment and intangible assets for pro forma purposes, as follows:

            NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                  (amounts in thousand, except per share data)

Components of purchase price:
Cash to Discount shareholders (see note (1) above) ............................   $128,479
Advance Auto Parts common stock to Discount shareholders (4,309,970 shares
   valued at $24.60 per share)(a) .............................................    106,025
Prepayment penalties associated with the extinguishment of
   Discount's existing long-term debt (see note (1) above) ....................      6,300
Accrual for Advance Auto Parts' obligation to purchase continuing insurance coverage for Discount's directors and officers for pre-merger time
   periods  as required by the merger agreement (see note (6) below) ..........        700

Fair value of outstanding options to purchase 1,115,182 shares of Discount common stock that will be converted to options to purchase 574,765 shares of
   Advance Auto Parts common stock, valued at $1.92
   per option (b) .............................................................      1,104
Estimated acquisition related costs ...........................................      6,325
                                                                                  --------
     Total purchase price .....................................................    248,933

--------
(a) Assumes a $13.84 per share value for Discount common stock (inclusive of $7.50 in cash) based on the historical trading value of Discount's common stock on and around the announcement date of the merger.

(b) The fair value of the options to purchase shares of Advance Auto Parts common stock was determined using the Black-Scholes option-pricing model with the following assumptions: (i) risk-free interest rate of 3.92%; (ii) an expected life of two years; (iii) a volatility factor of .40; (iv) a fair value of Advance Auto Parts common stock of $24.60; and (v) expected dividend yield of zero.

Derivation of book value:
   Historical book value of Discount's net assets ................................. (326,324)
   Adjustments to recognize (assets) liabilities in purchase
     accounting:
        Reserve for severance payments related to change in control
          agreements ..............................................................   13,500
        Purchase accounting adjustment to conform Discount's accrual for self-insured liabilities, based on an estimated case-by-case basis and amounts incurred but not reported to Advance Auto Parts'
          policy of utilizing actuarially developed accruals for such
          liabilities (See note (6) below) ........................................    1,000
        Purchase accounting adjustment to increase Discount's warranty accrual on pre-acquisition sales of certain Discount merchandise to conform with Advance Auto Parts' merchandise return policies
          (See note (6) below) ....................................................    3,000
        Purchase accounting adjustment to accrue for the settlement of certain consulting agreements as required by the merger
          agreement (See note (6) below) ..........................................    1,500
        Deferred tax impact of pro forma adjustments (See note (9)
          below) ..................................................................  (16,608)
   Adjustments to reflect fair market value of net assets acquired:
        Elimination of net book value of goodwill and deferred
          financing costs acquired (See note (4) below) ...........................    4,200
        Elimination of deferred gain related to a sale-leaseback
          transaction previously consummated by Discount (See note (7)
          below) ..................................................................   (5,900)

            NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                  (amounts in thousand, except per share data)

Decrease in book value of receivables to the amount required given Advance Auto Parts historical acquisition receivables collection experience ($400) and inventory ($20,049)
   arising primarily due to Advance Auto Parts management's
   plans for disposal at sales prices less than book value.......       20,449
                                                                     ---------
     Net decrease to book value of property and equipment and
        intangible assets .......................................    $ (56,250)
                                                                     =========

The foregoing pro forma purchase price allocation is based on available information and certain assumptions that Advance Auto Parts believes are reasonable. Advance Auto Parts is currently evaluating certain exit costs that may be incurred in connection with the merger and may establish additional reserves, not reflected in the accompanying pro forma consolidated financial data, at the closing of the merger based on the results of its evaluation. Any reserves established will result in a pro rata increase in property and equipment, resulting in additional provisions for depreciation expense. The final purchase price allocation will be based on the outcome of the matter referred to above, final determination of the fair values of the tangible and intangible assets acquired at the date of the merger as determined by appraisal or other methods, and actual amounts of assets and liabilities on the closing date. The final purchase price allocation may differ significantly from the pro forma allocation.

(3) Reflects the following:

Purchase of Discount's Gallman distribution facility from the
   lessor (See note (1) above) .................................     $  34,082
Purchase accounting adjustment (See note (2) above) (a) ........       (56,250)
                                                                     ---------
                                                                     $ (22,168)
                                                                     =========
------------
(a) Advance Auto Parts has not yet completed valuations of the fair values of Discount's tangible and intangible assets. Advance Auto Parts believes that Discount has intangible assets related to trade names, trade dress, customer contracts and related customer relationships that may ultimately be assigned fair market values in the final purchase price allocation, however, the amounts to be assigned to these intangible assets cannot be estimated currently. Accordingly, the net decrease to book value of property and equipment and intangible assets determined in (1) above has been allocated in its entirety to property and equipment for purposes of this pro forma presentation. The final allocation of the net decrease to book value of property and equipment and intangible assets may differ significantly from the pro forma allocation.

            NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                  (amounts in thousand, except per share data)

(4) Reflects the following (a):

Purchase accounting adjustment (See note (2) above) ............     $  (4,200)
Estimated deferred debt issuance costs (See note (1) above) ....        22,350
Elimination of deferred debt issuance costs related to ASCI's debt that was refinanced
   (See note (8) below) ........................................        (6,963)
                                                                    ----------
                                                                    $   11,187
                                                                    ==========
--------------
(a)  See note (a) to note (3) above.

(5) Reflects the following:

Proceeds from the issuance of long-term debt under the New
  Credit Facility and the New Senior Subordinated Notes
  (See note (1) above) ......................................       $  670,600
Repayment of Discount's existing debt:
     Current portion of long-term debt ......................           (1,200)
     Long-term debt .........................................         (209,608)
Repayment of ASCI's senior debt under existing deferred term loan, delayed draw, revolving credit and Tranche B
  facilities (See note (i) above) ...........................         (260,299)
                                                                    ----------
     Subtotal ...............................................       $  199,493
Current portion of Discount's long-term debt repaid .........            1,200
                                                                    ----------
                                                                    $  200,693
                                                                    ==========

(6) Reflects the following:

Current portion of the purchase accounting adjustment to
  accrue for severance payments related to change in
  control agreements (See note (2) above) ...................       $    3,700

Purchase accounting adjustment to conform Discount's accrual for self- insured liabilities, based on an estimated
  case-by-case basis and amounts incurred but not reported
  to Advance Auto Parts' policy of utilizing actuarially
  developed accruals for such liabilities (See note (2)
  above) ....................................................            1,000
Purchase accounting adjustment to increase Discount's
  warranty accrual to reflect Advance Auto Parts' expanded
  return policy on pre-acquisition sales of certain Discount
  merchandise (See note (2) above) ..........................            3,000
Purchase accounting adjustment to accrue for the settlement
  of certain consulting agreements as required by the merger
  agreement (See note (2) above) ............................            1,500
Accrual for Advance Auto Parts' obligation to purchase
  continuing insurance coverage for Discount's directors and
  officers (see note (2) above) .............................              700
                                                                    ----------
                                                                    $    9,900
                                                                    ==========

(7) Reflects the following:

Long-term portion of the purchase accounting adjustment to
  reserve for severance payments related to change in
  control agreements (See note (2) above) ...................       $    9,800
Deferred tax impact of pro forma adjustments (See note (9)
  below) ....................................................            3,037
Elimination of deferred gain related to a sale-leaseback
  transaction previously consummated by Discount (See note
  (2) above) ................................................           (5,900)

             NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                  (amounts in thousand, except per share data)

                                                                   ----------
                                                                   $    6,937
                                                                   ==========

(8) Reflects the following:

Issuance of 4,309,970 shares of Advance Auto Parts common stock valuedat $24.60 per share to Discount shareholders (See
  note (2) above) .............................................    $  106,025
Estimated stock issuance costs (See note (1) above) ...........        (6,325)
Fair value of outstanding options to purchase 1,115,182
  shares of Discount common stock that will be converted to
  options to purchase 574,765 shares of Advance Auto Parts
  common stock, valued at $1.92 per option (See note (2)
  above) ......................................................         1,104
Elimination of historical Discount stockholders' equity (See
  note (2) above) .............................................      (326,324)
Elimination of deferred debt issuance costs related to ASCI's
  debt that was refinanced (See note (4) above) ...............        (6,963)
                                                                   ----------
                                                                   $ (232,483)
                                                                   ==========

(9) Advance Auto Parts anticipates that the merger will be accounted for as a tax-free transaction resulting in the tax bases of assets and liabilities being carried over from Discount. Components of the net pro forma change in deferred taxes related to changes in amounts allocated to assets and liabilities for financial reporting purposes and other purchase accounting adjustments:

Current deferred tax asset ....................................    $   18,303
Reclassification of current deferred tax liability to
  current deferred tax asset ..................................         1,342
Noncurrent deferred tax liability .............................        (3,037)
                                                                   ----------
                                                                   $   16,608
                                                                   ==========

(10) Reflects the following:

Current deferred tax impact of pro forma adjustments (See
  note (9) above) .............................................    $   18,303
Decrease in book value of receivables to the amount required given Advance's historical acquisition receivables
  collection experience (see note (2) above) ..................          (400)
                                                                   ----------
                                                                   $   17,903
                                                                   ==========